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                                                                   Exhibit 10.22

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                             COLLABORATION AGREEMENT


         THIS COLLABORATION AGREEMENT (this "Agreement") is entered into as of June 27, 2000, by and among DELTAGEN, INC. ("Deltagen"), a Delaware corporation with a place of business at1003 Hamilton Avenue, Menlo Park, CA 94025, U.S.A., and GLAXO GROUP LIMITED ("GGL") and GLAXO RESEARCH AND DEVELOPMENT LIMITED ("GWRD"), each incorporated in England with a place of business at Glaxo Wellcome House, Berkeley Avenue, Greenford, Middlesex UB6 ONN, United Kingdom.

         NOW, THEREFORE, in consideration of the promises and the mutual covenants and conditions set forth in this Agreement, the parties agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

1.1 "Affiliate" shall mean, with respect to a party to this Agreement, any entity directly or indirectly controlling or controlled by or in common control with such party, where "control" is defined as the ownership of at least *** of the equity or beneficial interests of such entity, or the right to vote for or appoint a majority of the board of directors or other governing body of such entity.

1.2 "Access Term" shall mean, with respect to each Phenotype Set delivered to Glaxo Wellcome hereunder, the period commencing on the date on which Glaxo Wellcome first receives such Phenotype Set and ending on the later of the expiration of the Initial Access Term or the expiration of the Extended Access Term for such Phenotype Set.

1.3 "Competent Jurisdiction" shall mean any of the following jurisdictions: ***.

1.4 "Confidential Information" shall mean, the content of this Agreement, the Deltagen Proprietary Information, the DeltaBase Functionality and, with respect to a party, all data and/or information of any kind whatsoever (including without limitation, data, databases, compilations, formulae, schemata, models, patent disclosures, procedures, processes, projections, protocols, results of experimentation and testing, specifications, strategies and techniques), and all tangible and intangible embodiments thereof of any kind whatsoever (including without limitation, apparatus, compositions, documents, drawings, machinery, patent applications, records, laboratory and research notebooks, memoranda and reports), which are disclosed by such party to the other party and is marked, identified as or otherwise acknowledged to be confidential at the time of disclosure to the other party. Notwithstanding the foregoing, the obligations of the parties with respect to Confidential Information set forth in Article 7 below shall not apply to data and/or information which the other party can establish by written documentation (a) to have been publicly known prior to disclosure of such data and/or information by the disclosing party to the other party, (b) to have become publicly known, without fault on the part of the other party, subsequent to disclosure of such data and/or information by the disclosing party to the

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


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other party, (c) to have been received by the other party at any time from a source, other than the disclosing party, rightfully having possession of and a right to disclose such data and/or information, (d) to have been otherwise known by the other party prior to disclosure of such data and/or information by the disclosing party to the other party, or (e) to have been independently developed by the employees or agents of the other party without access to or the use of such data and/or information disclosed by the disclosing party to the other party.

1.5 "Data Set" shall mean the collective group of Phenotype Sets designated by Deltagen for inclusion in DeltaBase and delivered to Glaxo Wellcome hereunder in a given *** of DeltaBase Information under Section 3.2.1 below.

1.6 "DeltaBase" shall mean Deltagen's database consisting of DeltaBase Information and DeltaBase Functionality.

1.7 "DeltaBase Access Plan" shall mean the plan mutually agreed to by the parties hereto, substantially in the form of Exhibit A, which establishes mechanisms for Glaxo Wellcome to document access to the DeltaBase and ensure compliance with the parameters of such access.

1.8 "DeltaBase Functionality" shall mean the DeltaBase software and documentation provided to Glaxo Wellcome hereunder; provided, however, that the DeltaBase Functionality shall exclude all Third Party hardware and software, including the Third Party hardware and software listed on Exhibit B.

1.9 "DeltaBase Information" shall mean the *** and related data and/or information, generated or developed by or on behalf of Deltagen from or relating to *** and entered into one or more databases *** or as to which ***, to be provided under a subscription to DeltaBase on a nonexclusive basis to DeltaBase subscribers generally (including Glaxo Wellcome ). Notwithstanding the foregoing, DeltaBase Information shall not include data or information generated or developed by or on behalf of Deltagen that is for its or its Affiliates' use, for use on an exclusive basis by one or more specific Third Parties, and not intended by Deltagen for inclusion in DeltaBase.

1.10 "Deltagen Patent Rights" shall mean patents and/or patent applications owned by or licensed (with the right to grant sub-licenses and subject to any limitations on such right to license or sub-license) to Deltagen, as of the Effective Date or during the Access Term, which comprise (a) with respect to ***, any claims covering making, having made, using, selling, offering for sale, importing or otherwise commercializing *** or (b) with respect to a ***, any claim covering (i) ***, or uses thereof; or (ii) ***, or uses thereof; and including any divisions, continuations, re-issues, re-examinations, extensions or other governmental actions which extend any of the subject matter of such patent applications or patents; provided that Deltagen Patent Rights shall exclude the Excluded Patent Rights.

1.11 "Deltagen Proprietary Information" shall mean DeltaBase Information that is confidential and/or proprietary to Deltagen and/or its Affiliates or licensor(s); provided however, that Deltagen Proprietary Information shall exclude any data or information that, at the time of first disclosure by Deltagen, was (a) publicly known prior to such disclosure or (b) already in the possession of Glaxo Wellcome or (c) generated or developed by or for Glaxo Wellcome

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


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independently and entirely without access to or any reference to or use of any
Deltagen Information, unless such independently generated or developed data or information or its generation, development or use, absent the rights and licenses granted by this Agreement, would infringe any of the Deltagen Patent Rights.

1.12 "Derivative Work" shall mean any and all modifications, improvements, enhancements, translations, abridgments and the like to DeltaBase and/or the subject matter of the Deltagen Patent Rights, and includes, without limitation,
(a) for copyrightable or copyrighted material, any modification, translation including translation into other computer languages, port, abridgment, condensation, expansion, correction, addition, extension, adaptation, extraction, or other form in which such material may be recast, transformed, or adapted which if prepared without a license to do so would result in copyright infringement; (b) for patentable or patented material, any improvement thereon; and (c) for material which is protected by trade secret, any new material derived from such existing trade secret material, including new material which may be protected by copyright, patent and/or trade secret laws.

1.13 "Derived" or "derived" shall mean obtained, developed, created, tested, identified, discovered, synthesized, designed, or resulting from, based upon or otherwise generated (whether directly or indirectly, or in whole or in part).

1.14 "Designated Gene" shall mean a Target Gene ***.

1.15 "Designated Mutated Gene" shall mean the Mutated Gene that corresponds to a Designated Gene.

1.16 "Diagnostic Product" shall mean any product, other than a database, that is
(1) for use in (a) the *** in humans (including, without limitation, the ***),
(b) the selection of a method of prevention of treatment of any disease, state or condition in humans, and (c) the *** in humans and (2) is derived from the use of, or makes any use of any (i)*** (ii) ***, (iii) *** (iv) Deltagen Proprietary Information or (v) Deltagen Patent Rights.

1.17 "Effective Date" shall mean the date on which Glaxo Wellcome receives the first Data Set from Deltagen, which shall be no later than September 1, 2000.

1.18 "ES Cell Line" shall mean, with respect to a Designated Gene, the embryonic stem cell line used to produce a line of Knockout Mice containing within their genome the corresponding Designated Mutated Gene.

1.19 "Excluded Patent Rights" shall mean (a) the patents and/or patent applications owned by, *** to Deltagen claiming (i) *** (ii) any product, formulation or composition, or the use of any product, formulation or composition, *** (iii) *** or (iv) *** proteins, polypeptides or animo acid sequences including those Target Gene and Mutated Gene expression products or portions or fragments thereof (except that claims described by sub-clauses
(a)(iii) and (a)(iv) above shall not be considered Excluded Patent Rights and shall be included within the definition of Deltagen Patent Rights, ***; and
(b) any divisions, continuations, continuations-in-part, reissues, reexaminations, extensions or other governmental actions which extend any of the subject matter of the patent applications or patents in (a) above.

1.20 "Extended Access Term" shall mean, with respect to each Phenotype Set delivered to Glaxo Wellcome hereunder, the period commencing on the expiration of the Initial Access Term

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


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for such Phenotype Set, and ending on the applicable anniversary of the expiration of such Initial Access Term for such Phenotype Set under Section
3.1.5 below.

1.21 "FDA" shall mean the US Food & Drug Administration.

1.22 "***" with respect to Knockout Mice is defined in Section 5.1.1.

1.23 "Glaxo Wellcome" shall mean, collectively, GGL, GWRD and their respective Affiliates.

1.24 "Health Registration" shall mean, with respect to a Product, approval for marketing and sale of that Product by the requisite governmental or regulatory authority ***.

1.25 "Initial Access Term" shall mean, with respect to each Phenotype Set delivered to Glaxo Wellcome hereunder, the period commencing on the date on which Glaxo Wellcome first receives such Phenotype Set, and ending on the later of (a) the second anniversary of the date on which Glaxo Wellcome first receives such Phenotype Set, or (b) the third anniversary of the Effective Date.

1.26 "Installation Sites" shall mean the site(s) where the DeltaBase is installed pursuant to this Agreement and shall in the first instance be limited to:

                  *** (the "First Installation Site")

and subsequently to any other research facilities of Glaxo Wellcome nominated by Glaxo Wellcome and agreed to in writing by Deltagen.

1.27 "Knockout Mice" or "Knockout Mouse" shall mean, with respect to a ***, mice or a mouse containing ***.

1.28 "Lead Optimization" shall mean the process of ***.

1.29 "Major Market Country" shall mean any of the following countries: ***.

1.30 "Material Transfer Agreement" shall mean a material transfer agreement in the form set out in Exhibit F or a modified version thereof with all changes thereto approved by Deltagen in writing.

1.31 "Mutated Gene" shall mean a *** chosen or targeted by Deltagen and used by Deltagen in the generation of Knockout Mice, ***.

1.32 "Person" shall mean an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

1.33 "Phenotype Set" shall mean, with respect to a distinct *** and entered into one or more databases comprising DeltaBase. During the applicable Access Term,
***.

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
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1.34 "Pre-clinical Candidate Selection" shall mean the point at which ***.

1.35 "Proof Of Concept" shall mean the *** by or for Glaxo Wellcome.

1.36 "Product(s)" shall mean, collectively, ***. Notwithstanding anything to the contrary in this Agreement, ***.

1.37 "Research Partner" shall mean a Person (whether it is in the public or private sector) that (a) is a university or other academic non-profit entity at which research is sponsored by Glaxo Wellcome *** Glaxo Wellcome *** of Products for the sole benefit of Glaxo Wellcome and (b) receives any (i) *** (ii) ***
(iii) ***or (iv) *** under this Agreement; provided, however, no Research Partner shall be entitled to receive *** unless and until such Research Partner executes a Material Transfer Agreement and is subject to the obligations of confidentiality and restrictions on use contained in this Agreement. Upon reasonable request, Glaxo Wellcome will provide Deltagen with a written list of all past and current Research Partners receiving such information pursuant to this Agreement.

1.38 "Target Gene" shall mean a gene or sequence that is described, referenced or otherwise included in the DeltaBase Information by Deltagen.

1.39 "Therapeutic Product" shall mean any product developed or generated by or on behalf of Glaxo Wellcome which is (a) comprised of or includes *** active ingredients and (b) *** (c) derived from the use of, or makes any use of any (i) *** (ii) ***(iii) *** (iv) DeltaBase Information; or (v) Deltagen Patent Rights.

1.40 "Third Party" shall mean any Person other than Deltagen, Glaxo Wellcome and their respective Affiliates and/or Research Partners.

1.41 "Valid Claim" shall mean any claim of any particular patent that (a) is part of the Deltagen Patent Rights; and (b) is issued or granted by any Competent Jurisdiction; and (c) has not been finally declared unpatentable or invalid at the completion of post-grant opposition proceedings including any appeal therefrom; and (d) is unexpired and has not been held unenforceable, unpatentable or invalid by a court or other governmental body having legal competency to hear the matter and proper jurisdiction and venue in a decision that is unappealable, or unappealed within the time allowed for appeal; and (e) has not been rendered unenforceable through disclaimer or otherwise or been lost through an interference proceeding.

1.42 "Valid Reach-Through Claim" shall mean a Valid Claim ***.

                                    ARTICLE 2
                REPRESENTATIONS AND WARRANTIES; CERTAIN COVENANTS

2.1 Mutual Representations and Warranties. Each party hereby represents and warrants to the other party as follows:

    2.1.1 Corporate Existence. Such party is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated.

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
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    2.1.2 Authorization and Enforcement of Obligations. Such party (a) has the requisite power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder, and (b) has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder. This Agreement has been duly executed and delivered on behalf of such party, and constitutes a legal, valid, binding obligation, enforceable against such party in accordance with its terms.

    2.1.3 Consents. All necessary consents, approvals and authorizations of all governmental authorities and other Persons required to be obtained by such party in connection with its execution of this Agreement have been obtained.

    2.1.4 No Conflict. The execution and delivery of this Agreement and the performance of such party's obligations hereunder (a) do not conflict with or violate any requirement of applicable laws or regulations and (b) do not conflict with, or constitute a default under, any contractual obligation of such party.

2.2  Deltagen Representation, Warranty, and Covenant.

    2.2.1 Deltagen hereby represents and warrants to Glaxo Wellcome that:

        2.2.1.1 As of the Effective Date, Deltagen is the owner of the Deltagen Patent Rights and, to Deltagen's best knowledge, has the right to grant the licenses thereunder contemplated hereby.

        2.2.1.2 When operated with the recommended Third Party hardware and software listed on Exhibit B, the DeltaBase Functionality shall perform substantially in accordance with the product documentation provided by Deltagen therewith and to its best knowledge shal be free from material defects.

        2.2.1.3 When operated with the recommended Third Party hardware and software listed on Exhibit B, the DeltaBase Functionality will not produce errors in processing date and/or time data in connection with the year 2000 change, will successfully and correctly transition and, with respect to the correct system date, will remain operational and properly functioning into and beyond the year 2000, and will accurately and correctly process any and all date and/or time data from, into and between the twentieth and twenty-first centuries, when the DeltaBase Functionality is used with accurate date and/or time data in accordance with its documentation, provided that all other products used with the DeltaBase Functionality properly exchange date and/or time data with the DeltaBase Functionality.

        2.2.1.4 The DeltaBase Information and the Phenotype Sets shall conform to the content criteria set out in Exhibit D and shall accurately represent the results of the tests performed by Deltagen to generate and develop the data and information contained therein.

        2.2.1.5 To Deltagen's best knowledge at the time of delivery, the DeltaBase Functionality shall not include any so-called "computer virus," "worm," or "Trojan horse" or other similar malicious computer code.

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
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2.3 In the event of the breach of any representation or warranty by Deltagen under Section 2.2, Glaxo Wellcome shall provide prompt written notice thereof to Deltagen describing in reasonably specific detail the nature of the alleged breach. With respect to each breach, Deltagen shall within thirty (30) days after its receipt of such notice, (a) in the case where such breach is the result of or relates to Knockout Mice, *** mutually agree with Glaxo Wellcome upon a plan of remediation or (b) in all other cases, remedy any such breach, subject in both circumstances to the provisions of section 3.5.3.

2.4 Deltagen shall notify Glaxo Wellcome of *** against or owed ***, or any ***, known to Deltagen, relating to the applicable Deltagen Patent Rights which Deltagen believes will *** Glaxo Wellcome hereunder.

2.5 For purposes of this Agreement, the terms "to Deltagen's best knowledge" and "known to Deltagen" (or phrases to similar effect) shall mean, in each case, the knowledge of employees of Deltagen having made such investigation with respect to such subject matter as any reasonably diligent company would perform in the normal course of its own business operations.

2.6  DISCLAIMER OF WARRANTIES.

    2.6.1 DELTAGEN MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE PHENOTYPIC OUTCOME OR OTHER RESULTS OF THE PRESCENCE OR ABSENCE OF A MUTATED GENE.

    2.6.2 EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS ARTICLE 2, DELTAGEN MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO MUTATED GENES, THE DESIGNATED GENES, THE DELTABASE, THE KNOCK-OUT MICE, THE ***, OR DELTAGEN PATENT RIGHTS, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NONINFRINGEMENT OF THE PATENT RIGHTS OR OTHER INTELLECTUAL PROPERTY RIGHTS OF ANY OTHER PERSON.

2.7 Third Party Licenses. Without limiting the generality of the foregoing in
Section 2.6, Glaxo Wellcome hereby acknowledges that Glaxo Wellcome will be required to obtain (sub)licenses to use *** software and *** in order to use the DeltaBase Functionality in accordance with this Agreement.

2.8 Governmental Consents and Approvals. Each party shall be responsible, at its own expense, for complying with all applicable laws and obtaining all applicable governmental and regulatory approvals, consents, permits and licenses to perform its duties and responsibilities under this Agreement. In particular:- (a) Deltagen shall perform its obligations in conformance with (i) the Content Criteria, (ii) generally accepted industry standards for non-clinical research and laboratory animal care and welfare as reasonably implemented by Deltagen in its facilities and operations, and (iii) if and to the extent applicable, all other local, state and federal laws, rules, regulations, and ordinances including, but not limited to, the federal Food, Drug and Cosmetic Act (21 U.S.C. 301 et seq.); FDA regulations including, but not limited to, Good Laboratory Practice (21 C.F.R. Part 58) and Good Manufacturing Practices (21 C.F.R. Parts 210 and 211); and the federal Animal Welfare Act (7 U.S.C. 2131 et seq.) and the regulations of the United

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
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States Department of Agriculture and (b) Glaxo Wellcome shall be responsible for complying with such laws and obtaining all such governmental and regulatory approvals, consents, permits and licenses in connection with the export of Knockout Mice, *** from the United States and their import into any other applicable jurisdiction, as well as in connection with access to and the receipt, storage, and use of such materials by Glaxo Wellcome in accordance with this Agreement. The parties will consult and cooperate each other with respect to their respective compliance with this Section 2.8.

                                    ARTICLE 3
                                DELTABASE ACCESS

3.1 Access to the DeltaBase.

    3.1.1 Access. Subject to the terms and conditions of this Agreement, Deltagen shall provide Glaxo Wellcome with access in accordance with Exhibit A to the DeltaBase at the Installation Sites during the applicable Access Term for each Phenotype Set delivered to Glaxo Wellcome hereunder.

    3.1.2 Installation, Maintenance and Support. Deltagen shall install the DeltaBase at the First Installation Site on a mutually acceptable date, and thereafter shall during the Access Term *** Glaxo Wellcome. Deltagen shall install, and during the Access Term maintain and support, the DeltaBase at additional Installation Sites at Deltagen's then current rates for installation, maintenance and support, ***. Deltagen shall perform such installation, maintenance and support in accordance with the Installation Maintenance and Support Plan attached as Exhibit C. Deltagen and its duly authorized representatives shall have the sole right and responsibility for such installation, maintenance and support of the DeltaBase and shall install, maintain and support DeltaBase using commercially reasonable standards of care ***. Glaxo Wellcome shall be solely responsible at its sole cost for, and shall, obtain the recommended Third Party hardware and software listed on Exhibit B. Glaxo Wellcome shall appoint one (1) Glaxo Wellcome employee resident at each Installation Site who shall be both (a) the primary person to contact Deltagen and (b) the primary contact for Deltagen, for all communications regarding the installation, maintenance and support of the DeltaBase at such Installation Site. Glaxo Wellcome shall notify Deltagen in writing promptly upon such appointment and thereafter upon any changes in such appointments.

    3.1.3 Installation Site. Except as expressly provided herein, Glaxo Wellcome's use of the DeltaBase shall be limited to the Installation Sites. DeltaBase shall be installed on the hard disk of a single designated file server at the Installation Sites, but may not be copied for individual clients of such server. Glaxo Wellcome shall be entitled to designate *** of DeltaBase (i) for back-up and retrieval purposes only and (ii) a test server to enable integration of DeltaBase into Glaxo Wellcomes own computer system. In no event shall Glaxo Wellcome install or use the DeltaBase in a manner which would allow unauthorized access.

    3.1.4 Training. Deltagen shall provide Glaxo Wellcome with *** training by *** Deltagen employees regarding the use of the DeltaBase. Deltagen additionally shall provide Glaxo Wellcome with *** of training at Deltagen's ***, regarding the use of the DeltaBase. The

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    number of employees to receive such training at Deltagen's facility
    ***. ***. Deltagen shall provide Glaxo Wellcome with such additional training services in such manner, at such rates as shall be mutually agreed between the parties, ***.

    3.1.5 Extended Access Term. Glaxo Wellcome will provide Deltagen with written notice of its election under the following subsections of this
    Section 3.1.5, not later than *** prior to the expiration of the then Access Term. Failure to provide such notice shall be deemed an election not to extend the Access Term. Following receipt of such notice, Deltagen will invoice Glaxo Wellcome as appropriate.

        3.1.5.1 With respect to each Phenotype Set delivered to Glaxo Wellcome hereunder, Glaxo Wellcome shall have the right to extend its period of access to such Phenotype Set for additional one (1) year periods commencing on the expiry of the Initial Access Term or relevant Extended Access Term as the case may be, by notifying Deltagen of its desire to do so as described above and paying to Deltagen an amount equal to *** for each one (1) year period with respect to such Phenotype Set by the *** in which Glaxo Wellcome receives the invoice.

        3.1.5.2 With respect to all Phenotype Sets in a Data Set delivered to Glaxo Wellcome in a single quarterly installment, Glaxo Wellcome shall have the right to extend its access to all Phenotype Sets in such Data Set for additional one (1) year periods, commencing on the expiry of the Initial Access Term or relevant Extended Access Term as the case may be, by notifying Deltagen of its desire to do so as described above. Glaxo Wellcome shall pay to Deltagen an amount equal to *** for each Data Set *** in each Data Set for each one (1) year period with respect to all Phenotype Sets in such Data Set. Payments due hereunder shall be paid by the *** in which Glaxo Wellcome receives the invoice.

        3.1.5.3 With respect to all Phenotype Sets delivered to Glaxo Wellcome during the Initial Access Term, Glaxo Wellcome shall have the right to extend its access to all such Phenotype Sets for additional one (1) year periods, commencing on the expiry of the Initial Access Term or relevant Extended Access Term as the case may be, by notifying Deltagen of its desire to do so as described above and paying to Deltagen an amount equal to *** for each one (1) year period with respect to all Phenotype Sets delivered to Glaxo Wellcome during the Initial Access Term by the *** in which Glaxo Wellcome receives the invoice.

3.2  DeltaBase Information.

    3.2.1 Delivery of Phenotype Sets. During each of the first three years of the Access Term, Deltagen shall deliver to Glaxo Wellcome *** Data Sets as part of the DeltaBase Information. The Data Sets delivered to Glaxo Wellcome on a *** in each year shall include up to a total of *** Phenotype Sets per year delivered at the rate of *** Phenotype Sets per ***. If available (and subject to section 3.1.5.2) and if Glaxo Wellcome so elects and Deltagen agrees, Glaxo Wellcome may receive Data Sets with *** per Data Set ***. If available and if Glaxo Wellcome so elects and Deltagen agrees, Glaxo Wellcome may receive Phenotype Sets that are designated by Deltagen for inclusion in DeltaBase and delivery to DeltaBase subscribers under a DeltaBase subscription, *** per year, by paying to Deltagen *** per ***

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    by the *** in which Glaxo Wellcome receives the invoice.

    3.2.2 Quality Assurance. Glaxo Wellcome shall have a period of ninety (90) days after the receipt of each Data Set by Glaxo Wellcome hereunder to *** described in Exhibit D as varied with the consent of both parties (the "Content Criteria"). In the event that any Data Set *** the Content Criteria, Glaxo Wellcome shall provide written notice to Deltagen *** in reasonable detail. If Deltagen does not agree that ***, then the matter will be addressed by the *** and, if necessary, according to the ***. With respect to each ***, Deltagen shall, within *** after its receipt of such notice, (a) in the case where *** is the result of or relates to ***, ***, mutually agree with Glaxo Wellcome upon a *** or (b) in all other cases, ***. If Glaxo Wellcome does not provide written notice of *** with respect to such Data Set pursuant to this Section 3.2.2 within such ninety (90) day period, such Data Set shall be *** with the Content Criteria.

    3.2.3 Supplemental DeltaBase Information. During the Access Term for each Phenotype Set, Deltagen shall additionally provide to Glaxo Wellcome *** with respect to *** to Glaxo Wellcome hereunder that are *** and provided under a subscription to DeltaBase on a nonexclusive basis *** (including Glaxo Wellcome ). Deltagen, at its sole discretion, also may from time to time release to its DeltaBase subscribers (including Glaxo Wellcome) as part of the general DeltaBase subscription, ***. Deltagen shall send all DeltaBase Information to Glaxo Wellcome on a reasonably suitable medium (being either Magneto Optical Disk, Tape or CD ROM) under such means agreed to by the parties. Notwithstanding the foregoing, such updates and supplements shall not include information or data generated or developed by or on behalf of Deltagen that is for its or its Affiliates' use, for use on an exclusive basis by one or more specific Third Parties, and not intended by Deltagen for inclusion in DeltaBase.

3.3 DeltaBase Access Plan. Glaxo Wellcome shall comply with the DeltaBase Access Plan at all times during the Access Term.

3.4  Ownership and Use of DeltaBase.

    3.4.1 Ownership. Notwithstanding anything to the contrary herein, as between Deltagen and Glaxo Wellcome, Deltagen shall retain all right, title and interest in and to the DeltaBase, including without limitation, the DeltaBase Information and all worldwide intellectual property rights therein and thereto.

    3.4.2    Permitted Use

        3.4.2.1 Subject to the terms and conditions of this Agreement (including without limitation prompt payment of all fees due hereunder), Glaxo Wellcome may:- (a) alone or in conjunctio with any Research Partner use
         (i) the DeltaBase Information solely to conduct internal research and
         (ii) the DeltaBase Functionality solely to search and access the DeltaBase Information, in each case for the sole benefit of Glaxo Wellcome, and (b) commercially exploit the results of any internal research in such manner as Glaxo Wellcome considers appropriate.

        3.4.2.2 Glaxo Wellcome shall not disclose, broker, license or otherwise grant rights in, sell,

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         assign, or transfer the DeltaBase or any portion thereof or any interest therein to any Third Party. Glaxo Wellcome shall not authorize or permit any unauthorized access, copying, alteration or installation of the DeltaBase or any portion thereof.

        3.4.2.3 Glaxo Wellcome shall not, in part or in whole, reverse engineer, decompile, reproduce, publicly display, adapt, modify, prepare Derivative Works based upon, or distribute copies (in whatever form, whether tangible or intangible, by any means whatsoever whether now known or hereafter invented) of the DeltaBase for any purpose except to make the *** pursuant to section 3.1.3 and except as set out in this section 3.4.2.3. Glaxo Wellcome also shall have the right to export specific data or information from the DeltaBase Information relevant to a given Pre-Clinical Candidate Selection or Proof of Concept for purposes of conducting pre-clinical and/or clinical studies and trials and inclusion in pertinent files and reports, and to thereby prepare a particular species of limited Derivative Works of the DeltaBase Information, solely for its own internal research purposes and solely for the purposes of system integration and/or to facilitate data analysis and relational analysis. Any such Derivative Works shall be subject to the same terms and conditions that apply to DeltaBase under this Agreement. Deltagen shall have no obligation to support any such Derivative Works. Notwithstanding anything to the contrary in this Agreement, the right of Glaxo Wellcome to prepare Derivative Works under this Section 3.4.2.3 shall not diminish or otherwise impair Deltagen's right, title and interest in DeltaBase. Glaxo Wellcome shall own any such Derivative Works, subject to Deltagen's ownership of and prior rights in the DeltaBase Information included or incorporated therein or on which such Derivative Work is based. In no event, however, shall this Section 3.4.2.3 be interpreted to allow transfers of Derivative Works to Third Parties, or any compilation of databases that include any DeltaBase Proprietary Information (modified or unmodified) for sale, licensing or other commercialization.

    3.4.3 Records on use of DeltaBase. Glaxo Wellcome shall maintain records *** of Glaxo Wellcome's access to and use of the DeltaBase, Designated Genes, Designated Mutated Genes, Knockout Mice, during the Access Term ***. Glaxo Wellcome shall maintain such records during the Access Term and for a period of not less than two (2) years thereafter. Such records shall be in sufficient detail and in a format to enable Deltagen to monitor compliance with the terms and conditions of this Agreement, including without limitation, the DeltaBase Access Plan. Upon Deltagen's reasonable request ***, Glaxo Wellcome shall permit a Deltagen designee (at Deltagen's cost) to have access during ordinary business hours to such records as may be reasonably necessary to verify compliance with the terms of this Agreement regarding use of the DeltaBase for any year not more than *** prior to the date of such request. Glaxo Wellcome shall be given not less than *** prior advance notice of any request for access. Such designee shall be bound by obligations of confidentiality no less than those contained in this Agreement and shall disclose to Deltagen only whether Glaxo Wellcome is in compliance with the applicable terms and conditions of this Agreement. If such audit reveals that Glaxo Wellcome is in material non-compliance with this Agreement, then Glaxo Wellcome shall pay or reimburse the costs of and fees for such audit.

    3.4.4 Unauthorized Disclosure or Use. Glaxo Wellcome shall notify Deltagen immediately in the event of any actual or suspected unauthorized disclosure or use, loss, or theft of the DeltaBase or any part thereof, and shall take all steps reasonably requested by Deltagen to investigate and terminate any of the foregoing. Notwithstanding this obligation, subject to the

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

    terms and conditions of this Agreement, Deltagen confirms that during the Access Term, Glaxo Wellcome shall have the right to use the DeltaBase solely for Glaxo Wellcome's internal use by authorized personnel of Glaxo Wellcome at the Installation Site in secure work facilities in accordance with the terms and conditions of this Agreement and the DeltaBase Access Plan set out in Exhibit A. Glaxo Wellcome shall have no access to or right to use the DeltaBase except at the Installation Site under the terms and conditions of this Agreement.

    3.4.5 Record and Reports. Glaxo Wellcome shall keep complete and accurate records of its activities conducted under this Agreement and the results thereof sufficient to permit Deltagen to confirm the accuracy of Glaxo Wellcome's payment obligations under this Agreement. In addition to the reports provided pursuant to other Sections of this Agreement for billing purposes, within *** during the Access Term and after the end of the Access Term, Glaxo Wellcome shall prepare and provide Deltagen with an annual written report of the activities conducted under this Agreement pursuant to Exhibit E and each year Glaxo Wellcome shall prepare and provide to the Escrow Agent the reports set forth in Exhibit E.

3.5 Subscription Fee. In consideration for the right to access DeltaBase hereunder, Glaxo Wellcome shall pay to Deltagen the following nonrefundable and noncreditable amounts on the following dates:

        3.5.1 With respect to the first Data Set delivered to Glaxo Wellcome hereunder, *** for ***, which shall be paid as follows: (a) *** which Glaxo Wellcome receives the invoice or such Data Set, whichever is later, and (b) *** within *** days following receipt by Glaxo Wellcome of the Data Set or invoice, whichever is later, provided that payment under clause (b) of this
    Section 3.5.1 shall be subject to Section 3.5.3.

    3.5.2 With respect to each subsequent Data Set delivered to Glaxo Wellcome hereunder, *** for *** which shall be paid as follows: (a) *** in which Glaxo Wellcome receives the invoice or such Data Set, whichever is later, and (b) *** within *** following receipt by Glaxo Wellcome of the Data Set or invoice, whichever is later, provided that payment under clause (b) of this Section 3.5.2 shall be subject to Section 3.5.3.

    3.5.3 If Glaxo Wellcome gives notice within the requisite *** period under Section 3.2.2 that each Data Set, as delivered, ***, then Glaxo Wellcome *** as the case may be, *** with the Data Set in question but *** for each *** or the *** (b) with respect to ***, whichever is lesser. Amounts, if any, ***. Glaxo Wellcome's *** certain payments under this
    Section 3.5.3 shall not affect its obligation to make full and timely *** of all other amounts due under this Agreement. Any disputes under this section shall be dealt with in accordance with Article 12.

                                    ARTICLE 4
                               RIGHTS AND LICENSES

4.1 Rights and Licenses Granted. Subject to the terms and conditions of this Agreement (including, without limitation, Section 11.5 and the prompt payment of all fees due under this Article 4), Deltagen hereby grants to Glaxo Wellcome (a) the right to access and use the DeltaBase and use the Deltagen Proprietary Information, subject to the terms of this Agreement

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

and for the purposes contemplated hereby, and (b) a non-exclusive world-wide license under Deltagen Patent Rights to discover, develop, make, have made, use, offer for sale, sell, import and keep Products.

4.2 License Fees. Glaxo Wellcome shall pay the following license fees to Deltagen:-

    4.2.1 *** promptly upon *** with respect to each *** developed or generated by or for Glaxo Wellcome.

    4.2.2 *** promptly upon *** with respect to each *** derived from the use of a *** where; (a) *** of the ***, , through any ***, the *** or the product of *** and; (b) the *** and; (c) the *** describes or covers a *** the ***; and (d) the ***.

    4.2.3 (a) *** promptly upon *** with respect to each *** derived from the use of a *** and (b) *** promptly upon the obtaining of the *** with respect to any *** derived from the use of *** where; (i) a *** of the *** is *** through any ***, the corresponding Designated Gene or the product of the ***; (ii) *** and; (iii) the *** describes or covers ***; and (iv) the ***.

    4.2.4 *** promptly upon the *** with respect to a ***.

    4.2.5 (a) *** promptly upon the obtaining of the *** with respect to each
***.

4.3 Clarification of Payment Obligations. It is understood between Glaxo Wellcome and Deltagen that:

    4.3.1 If a particular *** specific to *** is (a) the subject of *** and/or
    (b) is the subject of *** and Glaxo Wellcome decides to proceed instead with one or more other directly related *** specific to the same ***, then Glaxo Wellcome shall, ***.

    4.3.2 The timing of the obtaining of *** by Deltagen is not related to or coupled with the timing of any of the payment events set forth in Section
    4.2. For example, a given Product not previously subject thereto may become subject to Section 4.2.3(b) and/or Section 4.2.5 due to the ***. In such circumstances, Glaxo Wellcome promptly shall pay to Deltagen the highest applicable license fees due under whichever of Sections 4.2.2 through 4.2.5 then apply with respect to that Product, ***, it being the intent that Deltagen always be paid the maximum license fees due under Section 4.2 but that in such cases *** under Sections 4.2.2 through 4.2.5 shall be payable.

    4.3.3 For the purposes of this Agreement, *** will be differentiated from one another, based on whether or not they are, or would be, covered by a *** (or the relevant competent authority); provided, however, that a given product, formulation or composition grouping will be considered a *** even if *** are or would be *** (or the relevant competent authority), if *** and/or (b) ***. For the avoidance of doubt, if a given ***, or if two or more products, formulations or compositions ***, then, subject to the proviso to the preceding sentence, each will be considered a separate *** for purposes of this Agreement.

    4.3.4 Payments made pursuant to Section 4.2 are non-creditable, ***, and are non-refundable. Without limiting the generality of the preceding sentence, no credit or refund of

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

    amounts paid or payable pursuant to Sections 4.2.2 through 4.2.5 based on the existence of a Valid Claim ***. However, the parties agree *** is a requirement for payment under Sections 4.2.2 through 4.2.5, ***.

4.4 Due Date. Glaxo Wellcome shall make the payments referred to in Section 4.2 by the *** in which Glaxo Wellcome receives the invoice from Deltagen. Glaxo Wellcome will report in writing to Deltagen each *** and each *** promptly, and in any event within thirty (30) days thereafter, so that Deltagen can issue the corresponding invoice hereunder and receive payment without delay.

4.5 Acknowledgment. The parties expressly agree that, provided that Glaxo Wellcome has paid in full all amounts due and otherwise is not in default hereunder, and subject to the applicable provisions of Article 9, nothing contained in this Agreement shall restrict in any way whatsoever Glaxo Wellcome's use and exploitation, either during the Access Term or after the expiry of the Access Term, of *** in accordance with this Agreement.

4.6 *** by Glaxo Wellcome or its Research Partners and that contain in their genome *** of a Knockout Mouse shall be subject to all of the restrictions and provisions of this Agreement applicable to Knockout Mice ***.

                                    ARTICLE 5
                           USE OF * * */KNOCKOUT MICE

5.1  Transfer to Glaxo Wellcome.

    5.1.1 With respect to each ***, if during the applicable Access Term Glaxo Wellcome provides written notice to Deltagen of its desire to use Knockout Mice containing *** Gene, Deltagen shall transfer to Glaxo Wellcome *** of the *** of such Knockout Mouse *** after receiving such notice from Glaxo Wellcome. In general, Deltagen intends to *** for each line of Knockout Mice and ***. However, if Deltagen in its ordinary course of business *** of a line of a Knockout Mouse, then Deltagen shall notify Glaxo Wellcome of this fact and, at Glaxo Wellcomes option, either; (a) provide Glaxo Wellcome *** Glaxo Wellcome (at Glaxo Wellcome's cost) to ***, or Knockout Mice ***, solely for use by Glaxo Wellcome on the terms and conditions of this Agreement or (b) *** of Knockout Mice or *** (as jointly determined by the parties) for such Designated Mutated Gene at costs mutually agreed upon by the parties which shall be *** as the costs set out in this Section 5. The use of Knockout Mice or *** maintained or obtained by Glaxo Wellcome pursuant to the preceding sentence shall be subject to all the terms and conditions of this Agreement.

    5.1.2 Glaxo Wellcome may request *** in its notice pursuant to Section 5.1.1; provided, however, Glaxo Wellcome acknowledges that Deltagen maintains *** only and that the availability to Glaxo Wellcome ***. In the event of a request by Glaxo Wellcome for ***, Section 5.1.1 shall not apply and the parties instead will negotiate, reasonably and in good faith, the quantity, time schedule and amount to be paid for the delivery of such Knockout Mice. Once such terms are mutually agreed, Deltagen will send a confirming written notice to Glaxo Wellcome. Glaxo Wellcome may elect to revert back to *** by written notice received by Deltagen at any time prior to its dispatch of such confirming notice.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

5.2 Use. Except as expressly provided herein, Glaxo Wellcome, directly or indirectly through Research Partners, shall use *** and Knockout Mice solely during the applicable Access Term (subject to Section 9.1) and solely for Glaxo Wellcome's internal research purposes.

5.3  Transfer Fees.

    5.3.1 In partial consideration of Deltagen's resources and efforts expended in connection with the transfer to Glaxo Wellcome of the * * *, Knockout Mice or other means of supply under Section 5.1 above, Glaxo Wellcome shall pay to Deltagen the following amounts at the times set forth herein:

      --------------------------------------------------------- ---------------------------------------------------
          By the *** in which Glaxo Wellcome receives the *** for a                 *** per ***
          requested line of Knockout Mice, or Deltagen's invoice, whichever is later
      --------------------------------------------------------- ---------------------------------------------------
          By the *** the month in which Glaxo Wellcome                              As mutually agreed pursuant to
          receives a requested line of Knockout Mice                                Section 5.1.2
          pursuant to Section 5.1.2 or Deltagen's invoice,
          whichever is later
      --------------------------------------------------------- ---------------------------------------------------
          By the *** the month in which Glaxo Wellcome                              *** per ***
          receives Deltagen's invoice after advising Deltagen of each commencement of the first screening activities using each line of
          Knockout Mice
      --------------------------------------------------------- ---------------------------------------------------
          By the *** in which Glaxo Wellcome receives Deltagen's                    *** per ***
          invoice after advising Deltagen of the *** line of Knockout Mice ***
      --------------------------------------------------------- ---------------------------------------------------

    5.3.2 Payments made pursuant to Section 5.3 are non-creditable and are non-refundable. Payments under this Section 5.3 are in addition to any applicable payment under Sections 4.2 or 6.3, notwithstanding that such payments may relate to the same ***, Knockout Mouse and/or Product.

    5.3.3 Glaxo Wellcome will report in writing to Deltagen quarterly, *** using each line of Knockout Mice and each *** Knockout Mice ***, so that Deltagen can issue the corresponding invoice hereunder and receive payment without delay. Such reports will be as accurate and complete as reasonably possible, except that annually, Glaxo Wellcome will internally audit the activities giving rise to payment under Section 5.3.1 and will certify in writing to Deltagen, concurrently with the annual deposit into escrow pursuant to Section

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

    3.4.5, the amounts due under Section 5.3.1 for each category of payment. If required, the parties will make appropriate adjustment to true-up the payments made pursuant to Glaxo Wellcome's monthly reports against the amount shown on such annual certification.

    5.3.4 In the event that Glaxo Wellcome *** Knockout Mice *** in any ***, the parties shall meet to discuss if ***, on a going forward basis for the remainder *** , ***, if any, achieved by Deltagen based on the *** by Glaxo Wellcome and ***.

5.4 Certain Restrictions. The transfer of ***, Knockout Mice and any other means of supply under Section 5.1 above to Glaxo Wellcome is made expressly subject to the following terms and conditions:

    5.4.1 Except as expressly allowed by this Agreement, all Knockout Mice and their progeny and *** shall remain in the sole control of Glaxo Wellcome and Glaxo Wellcome shall not (and shall not attempt or purport to) transfer such Knockout Mice, *** or mice to any Third Party.

    5.4.2 Glaxo Wellcome shall not, directly or indirectly, use or attempt to use the Knockout Mice ***, or any materials or information derived therefrom to reverse-engineer or perform any genetic manipulation on the Knockout Mice
    ***.

    5.4.3 Glaxo Wellcome shall not use or authorize or enable any Research Partner to use the Knockout Mice or *** and mice produced therefrom for any purpose other than internal research purposes for the sole benefit of Glaxo Wellcome.

    5.4.4 Glaxo Wellcome shall not (and shall not attempt or purport to) authorize or enable any Research Partner to assign, sell, have sold, lease, offer to sell or lease, distribute, license, sublicense or otherwise transfer title to or an interest the Knockout Mice and their progeny or ***.

    5.4.5 Subject to all the terms and conditions of this Agreement, Glaxo Wellcome may *** to any given Research Partner (which shall, for this purpose, include such Research Partner's respective Affiliates) within any twelve (12) month period. *** with respect to any such Research Partner shall require prior consultation with, and the prior written approval of, Deltagen (***). All Knockout Mice and * * * and ***, shall be provided to Research Partners solely pursuant to an executed Material Transfer Agreement and then solely to conduct internal research at the location identified therein during the applicable Access Term and solely for the sole benefit of Glaxo Wellcome.

                                    ARTICLE 6
                                   USE OF * * *

6.1  Transfer to Glaxo Wellcome.

    6.1.1 With respect to each ***, if during the applicable Access Term Glaxo Wellcome provides written notice to Deltagen of its desire to obtain *** containing such ***, Deltagen shall transfer to Glaxo Wellcome *** containing such *** within thirty (30) days after receiving such notice from Glaxo Wellcome.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

6.2 Use. Except as expressly provided herein, Glaxo Wellcome, directly or indirectly through Research Partners, ***, and all ***, solely during the applicable Access Term and solely for Glaxo Wellcome's internal research purposes.

6.3  Transfer Fees.

    6.3.1 In partial consideration of Deltagen's resources and efforts expended in connection with the transfer to Glaxo Wellcome of *** under Section 6.1 above, Glaxo Wellcome shall pay to Deltagen the following amounts at the times set forth herein:


     ---------------------------------------------------------- ---------------------------------------------------
     By the *** in which Glaxo Wellcome receives *** from                              *** per ***
     each *** or Deltagen's invoice whichever is later
     ---------------------------------------------------------- ---------------------------------------------------
     By the *** in which Glaxo  Wellcome  receives  Deltagen's                         *** per ***
     invoice after advising  Deltagen of  commencement  of the
     ***
     ---------------------------------------------------------- ---------------------------------------------------
     By the *** in which an invoice is received after GW has advised                   *** per ***
     Deltagen that it has undertaken the ***
     ---------------------------------------------------------- ---------------------------------------------------


    6.3.2 Payments made pursuant to Section 6.3.1 are non-creditable and are non-refundable. Payments under this Section 6.3 are in addition to any applicable payment under Sections 4.2 or 5.3, notwithstanding that such payments may relate to the same ***, Knockout Mouse and/or Product.

    6.3.3 Glaxo Wellcome will report in writing to Deltagen, quarterly the commencement of *** and each undertaking of the *** promptly, so that Deltagen can issue the corresponding invoice hereunder and receive payment without delay. Such reports will be as accurate and complete as reasonably possible, except that annually, Glaxo Wellcome will internally audit the activities giving rise to payment under Section 6.3.1 and will certify in writing to Deltagen, concurrently with the annual deposit into escrow pursuant to Section 3.4.5, the amounts due under Section 6.3.1 for each category of payment. If required, the parties will make appropriate adjustment to true-up the payments made pursuant to Glaxo Wellcome's monthly reports against the amount shown on such annual certification.

    6.3.4 In the event that Glaxo Wellcome ***, the parties shall meet to discuss if ***, on a going forward basis for the remainder ***, if any, achieved by Deltagen based on the *** by Glaxo Wellcome and other customers of Deltagen ***.

6.4 Certain Restrictions. The transfer of the *** under Section 6.1 to Glaxo Wellcome is made expressly subject to the following terms and conditions:

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

    6.4.1 Except as expressly allowed under this agreement, all *** shall remain in the sole control of Glaxo Wellcome and Glaxo Wellcome shall not (and shall not attempt or purport to) transfer any *** to any Third Party.

    6.4.2 Glaxo Wellcome shall not, directly or indirectly, use or attempt to use the *** to reverse-engineer or perform any genetic manipulation on the Knockout Mice ***. For the avoidance of any doubt Glaxo Wellcome ***.

    6.4.3 Glaxo Wellcome shall not use the *** or any *** for any purpose other than internal research purposes for the sole benefit of Glaxo Wellcome.

    6.4.4 Glaxo Wellcome shall not (and shall not attempt or purport to) authorize or enable any Research Partner to assign, sell, have sold, lease, offer to sell or lease, distribute, license, sublicense or otherwise transfer title to or an interest in the * * *s any ***.

    6.4.5 Subject to all the terms and conditions of this Agreement, Glaxo Wellcome may *** to any given Research Partner within any twelve (12) month period*** with respect to any Research Partner (which shall, for this purpose, include its respective Affiliates) shall require prior consultation with, and the prior written approval of, Deltagen (***). All Knockout Mice, ***, shall be provided to Research Partners solely pursuant to an executed Material Transfer Agreement and then solely to conduct internal research at the location identified therein during the applicable Access Term and solely for the sole benefit of Glaxo Wellcome.

                                    ARTICLE 7
                                 CONFIDENTIALITY

7.1 Confidential Information. During the term of this Agreement, and for a period of fifteen (15) years following the expiration or earlier termination hereof, each party shall maintain in confidence all Confidential Information disclosed by the other party, and shall not use, disclose or grant the use of the Confidential Information except on a need-to-know basis to those directors, officers, employees, consultants, clinical investigators, contractors, agents, distributors or permitted assignees, to the extent such disclosure is reasonably necessary in connection with such party's activities as expressly authorized by this Agreement. To the extent that disclosure is authorized by this Agreement, then prior to such authorized disclosure, each party hereto shall obtain agreement of any such Person to hold in confidence and not make use of the Confidential Information for any purpose other than those permitted by this Agreement. Each party shall notify the other promptly upon discovery of any unauthorized use or disclosure of the other party's Confidential Information.

7.2 Terms of this Agreement. Except as otherwise provided in Section 7.1 above, neither party shall disclose any terms or conditions of this Agreement to any Third Party without the prior consent of the other party. Notwithstanding the foregoing, prior to execution of this Agreement, the parties shall agree upon the substance of information that can be used to describe the terms of this transaction, and each party may disclose such information, as modified by mutual agreement from time to time, without the other party's consent.

7.3 Permitted Disclosures. The confidentiality obligations contained in this
Article 7 shall not apply to:- (a) the extent that the receiving party (the "Recipient") is required (a) to disclose

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

information by law, order or regulation of a governmental agency or a court of competent jurisdiction, or (b) to disclose information to any governmental agency for purposes of ***, provided in either case that the Recipient shall provide written notice thereof to the other party and sufficient opportunity to object to any such disclosure or to request confidential treatment thereof.

    7.3.1 Glaxo Wellcome shall be entitled to *** generated by Glaxo Wellcome from Glaxo Wellcome's use of DeltaBase, the Knockout Mice and the *** under this Agreement, provided always that *** do not contain any information or data contained in DeltaBase or other Confidential Information of Deltagen. Glaxo Wellcome will notify Deltagen of the name of the ***, to allow Deltagen to satisfy itself that such publications do not contain any DeltaBase Information or Confidential Information of Deltagen. If Deltagen does not provide Glaxo Wellcome with comments upon any *** at least ten (10) days prior to ***, then those *** shall be deemed to have been approved by Deltagen. Glaxo Wellcome may submit the last form of *** approved (or deemed approved) by Deltagen to third parties for *** without requiring any further comments from Deltagen. *** publications shall be re-submitted to Deltagen for its review and approval as described in this Section 7.3.1. Any *** intended by Research Partners shall be subject to the provisions of section 10 of Exhibit F.

    7.3.2 Promptly upon their execution of this Agreement, the parties will issue the joint press release in the form attached as Exhibit G. Otherwise, neither party shall make any public announcement concerning this Agreement or the subject matter hereof, except as required by applicable law, without first submitting a copy of the proposed announcement to the other party for review and obtaining their consent thereto, such consent not to be unreasonably withheld or delayed.

                                    ARTICLE 8
                                 INDEMNIFICATION

8.1 Indemnity.

    8.1.1 Glaxo Wellcome shall indemnify and hold Deltagen harmless, from and against all losses, liabilities, damages and expenses suffered by Deltagen (including reasonable attorneys' fees and costs) resulting from all claims, demands, actions and other proceedings by any Third Party to the extent arising from (a) a material breach of any representation, warranty or covenant of Glaxo Wellcome under this Agreement, (b) the use of the DeltaBase, Knockout Mice or *** by or for Glaxo Wellcome, (c) the development, manufacture, possession, distribution, use, testing, sale or other disposition of any Product (without regard to culpable conduct), or
    (d) the ***or willful misconduct of Glaxo Wellcome or its Research Partners in the performance of its obligations, and its permitted activities, under this Agreement.

    8.1.2 Deltagen shall indemnify and hold Glaxo Wellcome harmless, from and against all losses, liabilities, damages and expenses suffered by Glaxo Wellcome (including reasonable attorneys' fees and costs) resulting from all claims, demands, actions and other proceedings by any Third Party to the extent arising from (a) a material breach of any representation, warranty or covenant of Deltagen under this Agreement , or (b) *** or willful misconduct of

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
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THE OMITTED PORTIONS.


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    Deltagen in the performance of its obligations to be performed under this
    Agreement.

8.2 Procedure. A party (the "Indemnitee") that intends to claim indemnification under this Article 8 shall promptly notify the other party (the "Indemnitor") of any claim, demand, action or other proceeding for which the Indemnitee intends to claim such indemnification. The Indemnitor shall have the right to participate in, and to the extent the Indemnitor so desires jointly with any other indemnitor similarly notified, to assume the defense thereof with counsel selected by the Indemnitor; provided, however, that the Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnitor, if representation of the Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between the Indemnitee and any other party represented by such counsel in such proceedings. The indemnity obligations under this Article 8 shall not apply to amounts paid in settlement of any claim, demand, action or other proceeding if such settlement is effected without the prior express written consent of the Indemnitor, which consent shall not be unreasonably withheld or delayed. The failure to deliver notice to the Indemnitor within a reasonable time after notice of any such claim or demand, or the commencement of any such action or other proceeding, if prejudicial to its ability to defend such claim, demand, action or other proceeding, shall relieve such Indemnitor of any liability to the Indemnitee under this Article 8 with respect thereto, but the omission so to deliver notice to the Indemnitor shall not relieve it of any liability that it may have to the Indemnitee otherwise than under this Article
8. The Indemnitor may not settle or otherwise consent to an adverse judgment in any such claim, demand, action or other proceeding, that diminishes the rights or interests of the Indemnitee without the prior express written consent of the Indemnitee, which consent shall not be unreasonably withheld or delayed. The Indemnitee, its employees and agents, shall reasonably cooperate with the Indemnitor and its legal representatives in the investigation of any claim, demand, action or other proceeding covered by this Article 8.

8.3 Insurance. Each party shall maintain with a reputable insurance company such comprehensive general liability insurance coverage with respect to their respective obligations and liabilities under this Agreement as it determines reasonable and appropriate for its respective business and activities.

                                    ARTICLE 9
                                   TERMINATION

9.1 Term. The term of this Agreement shall commence on the Effective Date and continue thereafter unless terminated earlier pursuant to this Article 9. This Agreement in so far as it relates to Glaxo Wellcome's access to and use of Knockout Mice, *** and DeltaBase shall expire on the expiry of the Access Term. Subject to Section 9.6.2, the right of Glaxo Wellcome to develop, make, have made, use, offer for sale, sell, import and keep Products under the license granted pursuant to Section 4.1 shall continue in full force and effect notwithstanding any termination or expiry of the Access Term or this Agreement; provided always that Glaxo Wellcome complies with all the payment and other applicable and relevant provisions of this Agreement.

9.2 Termination for Cause. A party may terminate this Agreement upon or after the breach of any material provision of this Agreement (which shall include, without limitation, any material

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breach by Deltagen of Section 2.2 or 3.2.2 and any material breach by Glaxo
Wellcome of its obligations to make prompt payment hereunder) by the other party, if the breaching party has not cured such breach within thirty (30) days after written notice thereof from the other party. Notwithstanding the foregoing, in the case of a failure to pay any undisputed amounts due hereunder the period of cure of any such default shall be ten (10) days and, unless payment is made within such period, the termination shall become effective at the end of such ten (10) day period.

9.3 Termination on Notice. Glaxo Wellcome shall be entitled to terminate this Agreement, without the necessity of good cause, upon the service on Deltagen, at any time during the three (3) months next following the first anniversary of the Effective Date, of written notice of termination pursuant to this
Section 9.3 plus payment, concurrently with such notice, of an amount equal to $2,500,000 *** under Section 3.2.1) plus all of Glaxo Wellcome's unpaid payment obligations incurred up to the date of termination. Termination pursuant to this Section 9.3 shall be effective immediately upon Deltagen's receipt of such notice.

9.4 Termination on Insolvency. Either party may terminate this Agreement upon the other party (a) passing a resolution for its winding-up or a court of competent jurisdiction making an order for that party's winding-up or dissolution or (b) the making of an administration order in relation to that party or (c) the appointment of a receiver over, or an encumbrancer taking possession of or selling an asset of, that party or (d) the other party making an arrangement or composition with its creditors generally or making an application to a court of competent jurisdiction for protection from its creditors generally.

9.5  Change of Control.

    9.5.1 Either party may terminate this Agreement for good reason, determined reasonably and in good faith, in the event that the other party completes any transaction for the sale or transfer to a Third Party of substantially all of the other party's business (by asset or stock sale, merger or otherwise). For the purposes of this Section 9.5.1, "good reason" includes if such Third Party is a competitor of such party or is an adverse litigant with such party in a material litigation involving alleged infringement theft of or of intellectual property or unauthorized disclosure of confidential information. Deltagen expressly consents to the merger between Glaxo Wellcome and SmithKline Beecham and that, if completed, the provisions of this Agreement shall apply to the newly merged entity, provided that the newly merged entity executes an assumption agreement, in form reasonably satisfactory to Deltagen, pursuant to which the newly merged entity assumes all of Glaxo Wellcomes obligations and liabilities hereunder upon identical terms and conditions to those set out in this Agreement.

    9.5.2 Glaxo Wellcome may terminate this Agreement without the necessity of good reason, in the event that Glaxo Wellcome completes any transaction for the sale or transfer to a Third Party of substantially all of such party's business (by asset or stock sale, merger or otherwise).

    9.5.3 For the avoidance of doubt, this Section 9.5 does not apply to an initial public offering or any other public sale of securities, a corporate reorganization, the sale of securities in a financing or re-financing, or any other similar transaction.

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    9.5.4 A termination pursuant to this Section 9.5 by a party shall occur, if at all, by prompt written notice to the other party (a) in the case of a termination under section 9.5.1, within thirty (30) days after receipt of written notice from the other party of the pendency or completion of the pertinent transaction and (b) in the case of a termination under Section 9.5.2, within five (5) days after the completion of the pertinent transaction.

9.6  Effect of Expiration and Termination.

    9.6.1 Termination or expiration of this Agreement shall not relieve either party hereto from any obligation to make payment or other liability accruing prior to such termination or expiration, nor preclude either party from pursuing any rights and remedies it may have hereunder in law or equity which accrued or are based upon any event occurring prior to such termination or expiration.

    9.6.2 Upon termination of this Agreement by Glaxo Wellcome pursuant to Sections 9.3 or 9.5 or any termination by Deltagen pursuant to Sections 9.2 or 9.4, all rights and licenses granted by or under this Agreement, in respect of Products for which Glaxo Wellcome has not completed all its payment obligations as set out in this Agreement that have come due prior to such termination date, shall immediately terminate and Glaxo Wellcome shall, and shall cause its Research Partners to, (i) immediately discontinue all access to and use of the DeltaBase, the Knockout Mice, ***; (ii) purge the DeltaBase from all computers within its possession or control and otherwise remove the DeltaBase from the Installation Sites; (iii) return to Deltagen or destroy the DeltaBase (except for one (and only one) copy in object code form which may be retained, uninstalled, by counsel to Glaxo Wellcome on magnetic media solely for legal archive purposes), all remaining Knockout Mice, ***, and all information, data, progeny, materials, and other compositions derived therefrom and copies thereof; and (iv) for each Installation Site and on behalf of Glaxo Wellcome and its Research Partners generally, provide an express written certification by a responsible officer of GWRD that items (i) through (iii) above have been fully complied with within thirty (30) days after the date of such termination or expiration. For the avoidance of any doubt any licences granted pursuant to Sectio 4.1 (under which Glaxo Wellcome has completed all of such relevant payments), shall continue in full force and effect notwithstanding any termination of the Access Term or this Agreement but subject to Glaxo Wellcomes continued compliance with all the terms and conditions of this Agreement as they apply to such licenses.

    9.6.3 Upon any termination by Glaxo Wellcome pursuant to Sections 9.2 or 9.4 or by Deltagen pursuant to Section 9.5.1, all rights and licenses granted by or under this Agreement, in respect of Products for which Glaxo Wellcome has either completed or chooses to continue its payment obligations as set out in Section 4.2, will continue on the terms and conditions set forth in this Agreement (including regarding payment), but shall be limited to use of DeltaBase, Knockout Mice *** received by Glaxo Wellcome through the date of such termination. The survival of such rights and licenses pursuant to this
    Section 9.6.3 shall remain subject to Section 9.6.2 upon subsequent termination of this Agreement as so limited, by the applicable party.

    9.6.4 The provisions of Articles 1, 7, 8, 9, 10 (excluding Section 10.2), 12 and 14; the provisions of Sections 2.6, 2.7, 2.8, 3.4.1, 3.4.2.2, 3.4.2.3,
    3.4.3, 3.4.5, 4.4, 4.6, 5.4, 6.4 11.1

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                                      -22-
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    and 11.5; and, to the extent applicable, all provisions regarding payment due hereunder shall survive any expiration or termination of this Agreement.

                                   ARTICLE 10
                                  MISCELLANEOUS

10.1 Compliance with Law. Glaxo Wellcome shall be responsible for compliance with all applicable product safety, product testing, product labeling, package marking, and product advertising laws and regulations with respect to its own activities and products (including Products). Further, Glaxo Wellcome shall comply with the laws and regulations of the United States and any other relevant nation concerning any export or transfer of technology, services or products.

10.2 Joint Committee. Within ten days after the Effective Date, GWRD, on behalf of Glaxo Wellcome, and Deltagen each shall designate their respective representatives on a Joint Committee; each party shall nominate *** to serve on the Joint Committee and may replace said representative(s) from time-to-time by written notice to the other party. On an annually rotating basis, one of the party's representatives shall be the Chair of the Joint Committee and one of the other party's representatives shall be the Secretary of the Joint Committee, with ***. The Joint Committee shall meet at the minimum on a *** basis during the Access Term, unless the parties agree otherwise, and shall be (a) responsible for the supervision of the installation of the DeltaBase and the procedures relating to access to the DeltaBase by Glaxo Wellcome in accordance with this Agreement and (b) an initial forum for the *** under this Agreement. Each party shall bear their own costs and expenses incurred in supporting the Committee and meetings shall take place as decided at each meeting of the Committee. All actions by the Joint Committee shall require the unanimous vote of all representatives, and the Joint Committee shall have quorum requirement of at least one (1) representative of each party present and voting. Subject to the last sentence of Section 10.5, actions and decisions by *** vote of the Joint Committee shall be binding on both parties; provided, however, that although the Joint Committee may, subject to Section 10.9, waive the application of a particular provision of this Agreement to a particular situation on a case-by-case basis, it shall not have the power or the authority to amend this Agreement and any such amendment shall be effective only upon full execution of a formal instrument of amendment pursuant to Section 10.5. In the event that the Committee does not reach agreement in relation to any decisions the matter shall be resolved by further negotiation or, if applicable, dispute resolution in accordance with Article 12. Meetings shall take place at such location and may be held in person, by telephone or by video conference, as the Joint Committee may agree.

10.3 Notices. Any consent, notice or report required or permitted to be given or made under this Agreement by one of the parties to the other shall be in writing and addressed to such other party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the addressor, and shall be effective upon receipt by the addressee.

         If to Deltagen:                    Deltagen, Inc.
                                            1003 Hamilton Avenue
                                            Menlo Park, CA  94025
                                            U.S.A.

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                                      -23-
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                                            Attention: President

                                            With a copy to: General Counsel,
                                            at the same address

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                                      -24-
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         If to Glaxo Wellcome:              Glaxo Group Limited
                                            Glaxo Wellcome House
                                            Berkeley Avenue
                                            Greenford
                                            UK
                                            UB6 ONN
                                            Attention:  The Company Secretary

10.4 Assignment. Except as otherwise expressly provided under this Agreement, neither this Agreement nor any right or obligation hereunder may be assigned or otherwise transferred (whether voluntarily, by operation of law or otherwise), without the prior express written consent of the other party; * * *. Any permitted assignee shall assume all obligations of its assignor under this Agreement. Any purported assignment or transfer in violation of this Section
10.4 shall be void.

10.5 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of New York, without regard to the conflicts of law principles thereof.

10.6 Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. All express or implied representations, agreements and understandings, either oral or written, heretofore made are expressly superseded by this Agreement. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by both parties.

10.7 Headings. The captions to the several Articles and Sections hereof are not a part of this Agreement, but are merely guides or labels to assist in locating and reading the several Articles and Sections hereof.

10.8 Independent Contractors. Each party hereby acknowledges that the parties shall be independent contractors and that the relationship between the parties shall not constitute a partnership, joint venture or agency. Neither party shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other party, without the prior consent of the other party to do so.

10.9 Waiver. The waiver by a party of any right hereunder, or of any failure to perform or breach by the other party hereunder, shall not be deemed a waiver of any other right hereunder or of any other breach or failure by the other party hereunder whether of a similar nature or otherwise.

10.10 Force Majeure. A party shall neither be held liable or responsible to the other party, nor be deemed to have defaulted under or breached this Agreement, for failure or delay in fulfilling or performing any obligation under this Agreement (other than an obligation for the payment of money) to the extent, and for so long as, such failure or delay is caused by or results from causes beyond the reasonable control of such party including but not limited to fire, floods, embargoes, war, acts of war (whether war be declared or not), insurrections, riots, civil commotion, strikes, lockouts or other labor disturbances, acts of God or acts, omissions or delays in acting by any governmental authority or the other party.

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                                      -25-
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10.11 Other Activities. Except as otherwise expressly provided in this
Agreement, nothing in this Agreement shall preclude either party from conducting other programs (either for its own benefit or with or for the benefit of any other Person) to conduct research, or to develop or commercialize products or services, for use in any field.

10.12 LIMITATION OF LIABILITY. EXCEPT AS PROVIDED OTHERWISE IN THIS AGREEMENT IN
ARTICLE 8 OR IN THE EVENT OF A MATERIAL BREACH OF SECTIONS 3.3 OR 3.4.2 OR A BREACH OF ARTICLE 7, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR CONSEQUENTIAL, INCIDENTAL, INDIRECT, SPECIAL OR EXEMPLARY DAMAGES OF ANY KIND, INCLUDING WITHOUT LIMITATION LOSS OF PROFITS, SAVINGS OR REVENUE, OR THE CLAIMS OF THIRD PARTIES, WHETHER OR NOT ADVISED OF THE POSSIBILITY OF SUCH LIABILITY OR LOSS, HOWSOEVER CAUSED, AND ON ANY THEORY OF LIABILITY, RELATING TO OR IN CONNECTION WITH THIS AGREEMENT.

10.13 Joint and Several Liability. GGL and GWRD shall be jointly and severally liable for all obligations and liabilities of Glaxo Wellcome and its Research Partners under this Agreement.

10.14 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                   ARTICLE 11
                              INTELLECTUAL PROPERTY

11.1 Ownership of Intellectual Property Rights.

    11.1.1 With the exception of the rights and licenses granted to Glaxo Wellcome pursuant to Article 4 and subject to Section 11.1.2, Deltagen shall solely own and retain all rights, title and interests and all intellectual property and intellectual property rights in and to Deltagen Patent Rights, DeltaBase, Knockout Mice, * * *, together with all Derivative Works thereof and all results, modifications and inventions thereto or arising therefrom made or derived by or on behalf of Deltagen.

    11.1.2 Subject to the prior rights of Deltagen under Section 11.1.1 and any of Deltagen's other intellectual property and intellectual property rights, including any rights it may have in Derivative Works as noted in Section 11.1.4, Glaxo Wellcome shall solely own and retain all rights, title and interests in and to any Derivative Works and all results, modifications and inventions made by or on behalf of Glaxo Wellcome arising from its access to the Deltagen Proprietary Information and/or research using Knockout Mice, *
    * * in accordance with this Agreement including, without limitation, any genes not included in any Deltagen Proprietary Information provided hereunder or any Products that may arise from such research.

    11.1.3 Subject to the prior rights of Deltagen under Section 11.1.1 and any of Deltagen's other intellectual property and intellectual property rights, including any rights it may have in Derivative Works as noted in Section 11.1.4, the parties shall jointly own any Derivative Works and results, inventions and modifications that (a) are co-invented (in the case of patentable subject matter), jointly or co-authored (in the case of copyrightable material)

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                                      -26-
    and/or jointly or co-developed/created (in the case of trade secrets), in each case as determined under applicable law, and (b) arise from Glaxo Wellcome's access to and use of the Deltagen Proprietary Information and/or research using Knockout Mice ***. In the event of any such joint ownership of intellectual property and intellectual property rights, the parties shall negotiate in good faith about how best to exploit such intellectual property rights.

    11.1.4 Glaxo Wellcome's sole or joint ownership rights in any Derivative Works and results, modifications and inventions described in Sections 11.1.2 or 11.1.3 shall not affect Deltagen's or a third party's ownership of and prior rights in the underlying work from or on which such Derivative Work or results, modifications and inventions is derived.

11.2 Infringements. In the event that Glaxo Wellcome becomes aware of a product or activity which it believes to infringe a Valid Claim of the Deltagen Patent Rights* * * but shall promptly advise Deltagen of all relevant facts and circumstances known to it in connection with such infringement. Deltagen * * * during the Access Term (and whilst any licences granted pursuant to Section 4.1 remain in effect) of (a) * * * and (b) of all infringements, claims, judgments or settlements against or owed by Deltagen, or any claims or arbitration, mediation and/or litigation * * *.

11.3 Patent Prosecution. Deltagen shall at its sole discretion and expense, have the sole right (but not the obligation) to prosecute, maintain, abandon and enforce any and all of the Deltagen Patent Rights as and to the extent solely Deltagen determines appropriate. Deltagen shall promptly advise Glaxo Wellcome of the issuance during the Access Term of any patent that is part of the Deltagen Patent Rights and covering a Designated Gene or a Knockout Mouse, * * * provided hereunder. Upon request, Deltagen will reasonably inform Glaxo Wellcome, in confidence if applicable, of the status of any patent application filed to obtain any such patent.

11.4 No Challenge. In consideration of * * * to, challenge or contest or seek to invalidate or otherwise block any of the Deltagen Patent Rights or the issuance or enforcement of any patent or Valid Claim of the Deltagen Patent Rights. If, following the expiry of the Access Term, Glaxo Wellcome or any Third Party on behalf of Glaxo Wellcome acts in contravention of this Section 11.4, Deltagen shall be entitled to terminate *** pursuant to Section 4.1 which is covered by the Deltagen Patent Right which Glaxo Wellcome seeks to challenge or contest.

11.5 No Implied Licenses. Notwithstanding anything to the contrary in this Agreement, Deltagen retains all of its right, title and interest in and to the Deltagen Patent Rights, the DeltaBase, the Excluded Patent Rights, * * *, the Knockout Mice, * * * and all other intellectual property rights of Deltagen, the grants or licenses of rights to Glaxo Wellcome shall be limited to those expressly set forth in this Agreement, and no grants or licenses of rights to Glaxo Wellcome, its Research Partners or any Third Party shall be implied. Except as expressly permitted hereby, Glaxo Wellcome shall not use, practice, modify, reproduce, distribute, or otherwise transfer or exploit any of the DeltaBase, the Deltagen Patent Rights, the Excluded Patent Rights, * * *, the Knockout Mice, * * * or any other intellectual property rights of Deltagen, in whole or in part.

                                   ARTICLE 12
                               DISPUTE RESOLUTION

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12.1 Mediation.

    12.1.1 Any dispute, controversy or claim arising out of or relating to this Agreement, or the interpretation, breach, termination or validity hereof, shall be resolved in the first instance through consultation. Such consultation shall begin promptly after one party has delivered to the other party a written request for such consultation.

    12.1.2 If within 30 days following the date on which a request for consultation described in Section 12.1.1 is given the dispute cannot be resolved, the parties shall seek to settle it by mediation in accordance with the Centre for Dispute Resolution ("CEDR") Model Mediation Procedure (the "Model Procedure"). To initiate a mediation a party must give notice in writing to the other party to the dispute requesting a mediation pursuant to this Section 12.1.2. A copy of the request shall also be sent to CEDR. The mediation shall be before a single, jointly agreed upon, mediator. If the parties are unable to select a mutually agreeable mediator within ten (10) days after the initiation of mediation, then participation in such mediation is not required and Section 12.3 shall apply.

    12.1.3 The mediation shall take place at a time and neutral location selected by the mediator after due consultation with the parties. Statements made during the mediation and all submissions to the mediator shall be confidential and shall be treated as settlement discussions and not be admissible in evidence in any court proceeding. Any applicable statute of limitations shall be tolled during the period from the initiation of mediation proceedings until thirty (30) days after the cessation thereof.

    12.1.4 The procedure in the Model Procedure will be amended to take account of any relevant provisions in this Agreement and any other agreement which the parties may enter into in relation to the conduct of the mediation.

    12.1.5 The commencement of a mediation shall be within twenty eight (28) days of the service of the notice set out in Section 12.1.2, and subject to Sections 12.2 and 12.3 neither party shall commence with court proceedings until they have attempted to settle the dispute by mediation in accordance with this Article 12.

12.2 Equitable Remedies. Nothing in this Article 12 shall prevent or limit a party from seeking an injunction or other equitable relief to prevent breaches of Article 7 or, in the case of actions brought by Deltagen, to restrain Glaxo Wellcome or a Research Partner from use of DeltaBase, or any Knockout Mouse, *** in a manner or to an extent not authorized by this Agreement.

12.3 Court Proceedings. If a mediation cannot commence because the parties are unable to agree jointly on a mediator (see the last sentence of Section 12.1.2), or if a meditation commences but the dispute(s), controversy(ies) or claim(s) in question are not fully resolved by the mediation process within thirty (30) days thereafter, then either party is fully free to pursue through court proceedings any or all rights and remedies it may have.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   ARTICLE 13
                              MOST FAVOURED NATION

13.1 More favorable Terms. In the event that Deltagen enters into an agreement with any of its subscribers to DeltaBase that grants rights and licenses substantially the same as those granted Glaxo Wellcome hereunder on financial terms and other consideration to Deltagen, taken as a whole, which are materially more advantageous to that subscriber when compared wth the financial terms and other consideration to Deltagen, taken as a whole, set out in this Agreement, then Deltagen and Glaxo Wellcome shall enter into a separate confidentiality agreement and Deltagen shall notify named individuals within Glaxo Wellcome promptly of the relevant financial terms and Glaxo Wellcome shall have thirty (30) days to determine whether to accept those terms or not. In particular, if the price offered by Deltagen for any Phenotype Set provided under a DeltaBase subscription is less than * * *, Deltagen shall (as described above) notify Glaxo Wellcome of the relevant financial terms of the deal so that Glaxo Wellcome may decide whether to trigger the provisions of this Section 13 or not.

                                   ARTICLE 14
                                 WITHHOLDING TAX

14.1 Payment Without Deduction. All payments due under this Agreement will be made in full without deduction for or on account of any present or future taxes or duties of whatever nature that may be imposed, except as provided in Section 14.2

14.2 Withholding Taxes. Glaxo Wellcome * * * from amounts otherwise due hereunder if and as compelled by applicable law and shall remit the amount withheld to the appropriate taxing authorities on Deltagen's behalf and the remainder to Deltagen. Glaxo Wellcome will provide Deltagen with a written receipt or a tax deduction certificate from the tax authority for all taxes so withheld. Glaxo Wellcome will cooperate with Deltagen in obtaining exemption from such withholding and in minimizing or avoiding any such tax withholding requirement, as available under applicable law.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                                 DELTAGEN, INC.

                                 By: /s/ WILLIAM MATTHEWS
                                     ------------------------
                                 Title: PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                        -------------------------------------
                                 GLAXO GROUP LIMITED

                                 By: /s/ F. M. BICKNELL
                                     -------------------------
                                 Title: ASSISTANT CORPORATE SECRETARY
                                        --------------------------------


                                 GLAXO RESEARCH AND DEVELOPMENT LIMITED

                                 By: /s/ F. M. BICKNELL
                                    ------------------------
                                 Title: CORPORATE SECRETARY
                                        --------------------

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

June 22, 2000                                     - 43 -

June 22, 2000
                                    EXHIBIT A

                              DeltaBase Access Plan

1.   General Access

     a. At a time and date mutually acceptable to Deltagen and Glaxo Wellcome, Deltagen shall provide Glaxo Wellcome with on-site access to DeltaBase at the * * *. On the terms and conditions of this Agreement, during the applicable Access Term for each Phenotype Set delivered to Glaxo Wellcome, Glaxo Wellcome shall have the right, at its discretion, to *
         * * at a date and time mutually acceptable to Deltagen and Glaxo Wellcome. All permitted * * * shall be performed on the terms and conditions set forth in this Agreement and in the Installation, Maintenance and Support Plan attached to this Agreement as Exhibit C.

     b. Glaxo Wellcome shall designate * * * per Installation Site for installation of DeltaBase by Deltagen. DeltaBase shall only be installed at each Installation Site on the * * * of such * * * such that * * * do not contain * * * of DeltaBase installed. A * * * of DeltaBase may be * * * provided that such * * *. Notwithstanding anything to the contrary, DeltaBase shall not be installed (and shall not be permitted to be installed) on any undesignated computer or server or in a manner permitting unauthorized access to DeltaBase. Except as expressly provided in this Agreement, all other access to DeltaBase is prohibited.

     c. Glaxo Wellcome shall be required to obtain at each such Installation Site respectively, the hardware and software (and software licenses) set forth in the Required Server Configuration on Exhibit C.

     d. The DeltaBase Information and the DeltaBase Functionality may only be accessed, viewed, used or disclosed according to the terms and conditions of this Agreement.

2.   DeltaBase Access Time/Speed and Performance

     a. The DeltaBase access time and its speed and performance will vary depending on the following factors:

         i.     * * *;

         ii.    * * *;

         iii.   * * *; and

         iv.    * * *.

c. Any material failure of the DeltaBase Functionality that affects Glaxo Wellcome's ability to access the DeltaBase Information which is not remedied *** from the time

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

of notification by Glaxo Wellcome to Deltagen shall result *** to all Phenotype Sets within DeltaBase *** by Glaxo Wellcome due to such material failure at no additional cost to Glaxo Wellcome.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    EXHIBIT B

           REQUIRED AND RECOMMENDED THIRD PARTY SOFTWARE AND HARDWARE

In all cases below, the servers employed by Glaxo Wellcome shall be "dedicated" servers for use only with DeltaBase. Due to the potential requirement for Deltagen to access such servers under this Agreement, Glaxo Wellcome should take reasonable precautions with respect to the storage of confidential information of Glaxo Wellcome on such servers.

1. The Required (Minimal) "Server Configuration" below is the minimum server configuration in hardware and software required by Deltagen for Glaxo
     Wellcome:

     a.  Hardware

         i.       * * *
         ii.      * * *
         iii.     * * *
         iv.      * * *

     b.   Software

         i.       * * *
         ii.      * * *
         iii.     * * *

2. The Recommended "Server Configuration" below is an enhanced performance server configuration recommended by Deltagen for greater performance over the Required Server Configuration above:

     a.  * * *

         i.Hardware

           1.   * * *
           2.   * * *
           3.   * * *
           4.   * * *

         ii.      Software

           1.   * * *
           2.   * * *

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

b.       * * *

         i.Hardware

           1.   * * *
           2.   * * *
           3.   * * *


         ii.      Software

           1.   * * *
           2.   * * *

3. The following software is required by Glaxo Wellcome for operation of DeltaBase on * * * that accesses DeltaBase via * * *:

     a.  * * *, or
     b.  * * *

4.   Additional Requirements:

     a. Subsequent additions of DeltaBase data or functionality enhancements may, at Deltagen's discretion, be provided in subsequent DeltaBase releases from time to time. Such additions or enhancements may require Glaxo Wellcome to modify and enhance the server configurations above with additional capacity, hardware or software sufficient to support or utilize subsequent releases of DeltaBase. Deltagen reserves the right to modify the server hardware and software configurations required to operate DeltaBase.

     b. Deltagen will notify Glaxo Wellcome of any required changes to the server hardware and software configuration at least *** prior to each release of DeltaBase Information that requires such changes to operate.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    EXHIBIT B

                                    RESEARCH

                                [TO BE COMPLETED]

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    EXHIBIT C

                   INSTALLATION, MAINTENANCE AND SUPPORT PLAN


In all installation cases/deployments of DeltaBase at permitted installation sites of Glaxo Wellcome under this Agreement:

         Deltagen shall have the sole and exclusive right to perform all installations or deployments of DeltaBase and any installations or deployments of DeltaBase by parties other than Deltagen or in nonconformance with this Agreement are expressly prohibited. Deltagen shall have the right to permit Glaxo Wellcome to install updates and subsequent revisions or releases of DeltaBase under procedures, terms and conditions to be mutually agreed between Deltagen and Glaxo Wellcome.

         Glaxo Wellcome is responsible for obtaining and providing all equipment, hardware and software set forth in the Required Server Configuration under Exhibit B above.

         As used in this Exhibit C, "Installation Site" shall refer to the First Installation Site * * *.

         Deltagen shall designate one contact person at Deltagen that will be the primary contact for interfacing and assisting the Installation Sites on issues of DeltaBase and its operation and Glaxo Wellcome's contact personnel (below) shall communicate DeltaBase comments, requests and questions to the Deltagen contact person. Such Deltagen contact person shall be the primary Deltagen interface for DeltaBase maintenance, support and training.

         Glaxo Wellcome shall designate one person at * * * Installation Site as the technical point of contact to assist and interface with Deltagen regarding installation, technical computer issues and training. Glaxo Wellcome shall designate one person * * * Installation Site as the scientific point of contact to assist and interface with Deltagen on scientific maintenance, support and training issues. Such technical and scientific contacts shall be the primary contacts * * * Installation Site and shall interface with Deltagen with respect to the operation of DeltaBase. Glaxo Wellcome shall provide Deltagen with the names of such contacts and shall promptly notify Deltagen of any changes with respect to such contacts.

         Glaxo Wellcome shall provide Deltagen with reasonably required access to the facilities, computer equipment and system access privileges to perform the installation of DeltaBase and Glaxo Wellcome shall reasonably assist Deltagen in such installation.

         The installation/use of DeltaBase may require the modification, upgrading or revisions of various system level components (e.g., manufacturer provided upgrades and patches to * * *). Deltagen and Glaxo Wellcome shall reasonably agree upon such required modifications, upgrading or revisions and Glaxo Wellcome shall be responsible for obtaining any required software licenses thereto.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

1.  FIRST SITE: INSTALLATION, MAINTENANCE, SUPPORT AND TRAINING

     The following information in this Section 1 applies to the first permitted Installation Site designated by Glaxo Wellcome for installation of DeltaBase.

Installation

     At a time and date mutually acceptable to Deltagen and Glaxo Wellcome, Deltagen will install DeltaBase one time at * * * location at the first Installation Site chosen by Glaxo Wellcome * * *.

Maintenance

     In the event that DeltaBase fails to perform according to specifications due to the fault of Deltagen (but excluding any failure of the DeltaBase Information to conform to the Content Criteria), Glaxo Wellcome shall promptly notify the Deltagen contact person, providing a reasonably detailed description of the problem and Deltagen shall promptly acknowledge receipt of the report of the problem to the Glaxo Wellcome contact person. Deltagen shall duplicate and locate such problem and Deltagen will use its reasonable diligent efforts to correct the problem after notification by Glaxo Wellcome.

Training

     Deltagen shall provide * * * by * * * and * * * of * * * in the use and operation of DeltaBase (* * *). Deltagen shall be responsible for * * * and Glaxo Wellcome shall be responsible for * * *.

Support

     During the Initial Access Term, Deltagen shall provide, * * *, up to * * * of DeltaBase support assistance by telephone with Deltagen's designated contact person for DeltaBase (or other party designated by Deltagen) during Deltagen's normal business hours.

     * * * additional support, maintenance, training or other similar services shall be made available by Deltagen to Glaxo Wellcome on terms and conditions mutually agreeable to the parties which in no event shall be less favourable to Glaxo Wellcome than the terms and conditions made available for the provision of similar services to other subscribers of DeltaBase.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     2.  * * *: INSTALLATION, MAINTENANCE, SUPPORT AND TRAINING

     The following information in this Section 2 applies to all * * *. During the Access Term for a Phenotype Set, Deltagen will install DeltaBase (limited to the applicable Phenotype Sets) on * * * and provide the general maintenance, support and training services set forth in Section 1 above * *
     *.

     * * * and additional support, maintenance, training or other similar services shall be made available by Deltagen to Glaxo Wellcome on terms and conditions mutually agreeable to the parties which in no event shall be less favourable to Glaxo Wellcome than the terms and conditions made available for the provision of similar services to other subscribers of DeltaBase.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    EXHIBIT D

                                CONTENT CRITERIA

                                      * * *

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    EXHIBIT E

                                ESCROW AGREEMENT

The parties have established the following escrow procedures to facilitate (a) a means by which the parties can fulfill their obligations under this Agreement and (b) a means of notification to Deltagen that certain payments under this Agreement are to be made by Glaxo Wellcome to Deltagen, while providing for increased anonymity of Glaxo Wellcome's research and development activities.

1. Within * * * after Glaxo Wellcome's receipt of each Phenotype Set Glaxo Wellcome shall perform the following actions in this Section 1. With respect to each Target Gene in each such Phenotype Set, Glaxo Wellcome shall generate a unique Glaxo gene identification number ("Glaxo Gene ID Number") that corresponds to each Deltagen gene identification number ("Deltagen Gene ID Number") for each Target Gene. Glaxo Wellcome shall then make a deposit into escrow in its annual escrow deposit of a written key in tabular form that lists each Glaxo Gene ID Number paired and identified with the corresponding Deltagen Gene ID Number. Glaxo Wellcome shall also provide Deltagen in writing each year in an annual report with each set of Glaxo Gene ID Numbers deposited into escrow, identifying the Phenotype Set corresponding to such Glaxo Gene ID numbers. Upon such deposit into escrow, Glaxo Wellcome shall then have the right to use the DeltaBase Information with respect to such Designated Gene for use in accordance with the terms and conditions of this Agreement. Any use of such DeltaBase Information not in conformance with this Agreement is expressly prohibited.

2. Glaxo Wellcome shall make a deposit into escrow in its annual escrow deposit of each Glaxo Gene ID Number intended to be used in the conduct of research or development by Glaxo Wellcome. Such deposit shall also include the first date of use or planned use of such Target Gene. Any escrow deposits shall be made by Glaxo Wellcome to an escrow agent mutually agreed to in writing between the parties ("Escrow Agent"). Such Escrow Agent shall be a reputable law firm based in London. The Escrow Agent may be changed upon the written request of a party and the acceptance of the other party, which acceptance shall not be unreasonably withheld.

3. Promptly upon PRE-CLINICAL CANDIDATE SELECTION under Section 4.2 of this Agreement, Glaxo Wellcome shall make a deposit into escrow in its annual escrow deposit of the Deltagen Gene ID Number corresponding to each Target Gene with respect to which Glaxo Wellcome commences PRE-CLINICAL CANDIDATE SELECTION under Section 4.2 of this Agreement. Glaxo Wellcome shall also notify Deltagen in writing each year in an annual report of the Glaxo Gene ID number for each such Target Gene.

4. With respect to each payment of * * * under Section 5.3.1 of this Agreement, Glaxo Wellcome shall make a deposit into escrow in its annual escrow deposit of the Deltagen Gene ID Number corresponding to Target Gene/Knockout Mouse line that is the subject of such payment. Glaxo Wellcome shall also notify Deltagen in writing each year in an annual report of the Glaxo Gene ID number for each such Target Gene/Knockout Mouse line.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

5.   With respect to each payment of * * * for (a) * * * and (b) * * *, under
     Section 6.3.1 of this Agreement, Glaxo Wellcome shall, in its annual escrow deposit, make a deposit into escrow of the Deltagen Gene ID Number corresponding to Target Gene/* * * that is the subject of such payment. Glaxo Wellcome shall also notify Deltagen in writing each year in an annual report of the Glaxo Gene ID number for each such Target Gene/* * *.

6. All information or data deposited with the Escrow Agent shall be deposited via electronic mail using a public key cryptography system reasonably acceptable to Glaxo Wellcome and Escrow Agent. The Escrow Agent will promptly copy the received decrypted information onto a CD-ROM, recorded with the date and time and reasonably explaining the purpose of the deposit as it relates to the specific escrow deposit requirements under this Agreement. A back-up copy of such information shall be maintained in a fireproof safe (or other similar fireproof method) by the Escrow Agent. The Escrow Agent shall notify Deltagen in writing (with a written copy to Glaxo Wellcome) each time an escrow deposit is made by Glaxo Wellcome.

7. In the event that Deltagen reasonably believes in good faith that payments are due and payable under this Agreement and Glaxo Wellcome has not paid such payments to Deltagen, Deltagen shall have the right to request from Glaxo Wellcome, * * *, a written declaration of intent to make such payments. Such request may include a request that Glaxo Wellcome prepare a reasonably detailed written accounting of the Glaxo Gene ID Numbers and a summary of the current status of research or development with respect to the disputed payment(s). Glaxo Wellcome shall have * * * to respond in writing to Deltagen's request. If Deltagen is not reasonably satisfied with the response, Glaxo Wellcome shall, within * * * written notice from Deltagen, make a deposit into escrow of the written accounting and summary. Deltagen shall have the right to have an independent third party reasonably acceptable to Glaxo Wellcome, perform an audit of the files and deposited materials of the Escrow Agent corresponding to the disputed payment. Such third party shall report to Deltagen only whether Glaxo Wellcome is in compliance with the applicable terms and conditions of this Agreement.

8. The fees of the Escrow Agent will be borne by * * *.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    EXHIBIT F

                       FORM OF MATERIAL TRANSFER AGREEMENT


NB. The parties acknowledge that this draft shall form the basis of any MTA and that any material changes requested by a Third Party shall require the prior approval of both Glaxo Wellcome and Deltagen.

         THIS * * * MATERIALS TRANSFER AGREEMENT (this "Agreement") dated as of ___________, 200__ (the "Effective Date"), is entered into between Glaxo Research and Development Limited, a United Kingdom limited company ("Glaxo Wellcome"), having a place of business at Glaxo Wellcome Medicines Research Centre, Gunnells Wood, Stevenage, SG1 2NY United Kingdom, and _____________________________, a _________________________ (the "Research
Partner", located at __________________________. The parties hereby agree as follows:

1. For purposes of this Agreement, the "Materials" shall mean the * ** materials listed in Exhibit A, together with (a) all * * *, and (b) all * *
     * and (c) any information that is required to be provided to the Research Partner concerning the use of the * * * materials.

2. Glaxo Wellcome is willing to transfer to the Research Partner the Materials and permit the Research Partner to access the Materials on the terms and conditions of this Agreement.

3. The Research Partner shall use the Materials for the sole purpose of conducting the research (the "Research") described in Exhibit B for Glaxo Wellcome, and not for any other purpose or for or the benefit of any other person or entity. The Research Partner shall not use the Materials in any research that is subject to consulting or licensing obligations to another corporation or a government agency. Nothing herein shall be construed to grant any rights to the Research Partner under any patent, patent application or other intellectual property rights, other than for the sole purpose of conducting the Research. The Research Partner shall use the Materials in compliance with (i) generally accepted industry standards for non-clinical research and laboratory animal care and welfare as reasonably implemented by the Research Partner in its facilities and operations, and (ii) all applicable local, state and federal laws, rules, regulations, and ordinances including, but not limited to, the federal Food, Drug and Cosmetic Act (21 U.S.C. 301 et seq.); FDA regulations including, but not limited to, Good Laboratory Practices (21 C.F.R. Part 58) and Good Manufacturing Practices (21 C.F.R. Parts 210 and 211); and the federal Animal Welfare Act (7 U.S.C. 2131 et seq.), and the regulations of the United States Department of Agriculture (or, where such United States laws, rules, regulations and ordinances are not applicable, the analogous laws, etc. of the applicable non-United States jurisdiction(s)). THE RESEARCH PARTNER UNDERSTANDS THAT THE MATERIALS ARE FOR RESEARCH USE ONLY AND HAVE NOT BEEN APPROVED FOR HUMAN USE. THE RESEARCH PARTNER SHALL NOT ADMINISTER THE MATERIALS TO HUMANS IN ANY MANNER OR FORM.

4. The Research Partner shall not transfer or disclose the Materials to any person or entity, other

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     than Glaxo Wellcome, not under the direct control of the Research
     Partner.

5. As between the Research Partner and Glaxo Wellcome, all right, title and interest in and to all Materials shall be solely owned by Glaxo Wellcome. The Research Partner hereby irrevocably assigns to Glaxo Wellcome or its designee, any right, title and interest it may otherwise acquire in or to the Materials. Glaxo Wellcome shall retain, and Research Partner hereby assigns to Glaxo Wellcome all right, title and interest in and to any and all discoveries, inventions and other subject matter, whether patentable or not (collectively, "Inventions"), conceived, reduced to practice or otherwise discovered by the Research Partner in connection with its use of the Materials as permitted under this Agreement, and all intellectual property rights therein. Research Partner agrees to promptly report to Glaxo Wellcome all Inventions.

6. Upon completion of the Research, the Research Partner shall cease all use and make no further use of the Materials. The Research Partner shall take all reasonable steps including but not limited to those steps taken to protect information and other property of its own of a confidential nature, to insure that the Materials and information received from Glaxo Wellcome are not disclosed, duplicated or in any manner delivered or disseminated to others.

7. The Research Partner hereby acknowledges that the Materials are experimental in nature and are provided "AS IS" AND WITHOUT ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OR ANY WARRANTY THAT THE USE OF THE MATERIALS WILL NOT INFRINGE OR VIOLATE ANY PATENT OR OTHER PROPRIETARY RIGHTS OF ANY THIRD PARTY.

8. In no event shall Glaxo Wellcome, Deltagen, Inc., a Delaware corporation ("Deltagen") or their respective Affiliates be liable for any use of the Materials by the Research Partner, including any use developed by the Research Partner. The Research Partner shall indemnify and hold harmless Glaxo Wellcome, Deltagen and their respective officers, directors, employees and agents against any and all losses, liabilities, damages and expenses (including reasonable attorneys' fees and costs) incurred in connection with any claims, demands, actions or other proceedings which may arise from or be connected with any use, handling or storage of the Materials by the Research Partner.

9. The Research Partner shall not enforce (or attempt to purport to enforce) against Glaxo Wellcome, Deltagen or their respective Affiliates, Deltagen's subscribers to all or any part of the DeltaBase (that provide a similar covenant to Glaxo Wellcome) or licensees of any intellectual property rights of Deltagen (that provide a similar covenant to Glaxo Wellcome) any patent that claims (or purports to claim) (a) any mice (including * * * mice), (b) any * * * (including *
     * * mice), (c) any * * * (including * * * genes), (d) any * * *, (e) any * * * with respect to such mice, * * *, (f) any * * * methods or processesregarding database generation or information processing, or
     (g) any research or development use of such mice, * * *, database generation, information processing or information.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

10. The Research Partner will provide Glaxo Wellcome with regular updates of progress and a report describing the results of the proposed investigations. No publications reporting studies using the Materials shall be published or otherwise disclosed unless such proposed publications are sent to Glaxo Wellcome and Deltagen for review and approval 90 days prior to their proposed submission date for publication or such other disclosure. If Glaxo Wellcome and/or Deltagen determines that the proposed publication contains possible patentable subject matter or Glaxo Wellcome and/or Deltagen confidential information, Glaxo Wellcome or Deltagen may delay the publication, while adequate protection is obtained and/or confidential information is deleted. Authorship will be determined by the relative contributions of each party to the work performed using the Materials. All these publications will acknowledge Glaxo Wellcome and/or Deltagen as the source of the Materials.

11. The Materials are subject to a non exclusive license agreement between Glaxo Wellcome (and/or its Affiliate) and Deltagen and constitute wholly or in part the proprietary property of Deltagen. Consequently, Deltagen shall be considered to be a third party beneficiary of this Agreement.

12. This Agreement represents the entire agreement between the parties regarding the subject matter hereof and shall supersede all previous communications, representations, understandings and agreements, whether oral or written, by or between the parties with respect to the Materials.

13. This Agreement shall have effect for a period of one (1) year from the date of signature and shall then terminate unless extended for a further period or periods by the written agreement of both parties. Clauses 3, 4, 5, 6 and 7 shall survive termination of this Agreement. On termination any remaining Materials will be destroyed or returned to Glaxo Wellcome as Glaxo Wellcome decides.

14. This Agreement shall be governed by and construed in accordance with the laws of England and Wales and the parties hereto submit to the exclusive jurisdiction of the English courts.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first written above.


                                    ----------------------------------------
                                    By:
                                       -------------------------------------
                                    Title:
                                          ----------------------------------


                                    Glaxo RESEARCH AND DEVELOPMENT LIMITED

                                    By:
                                       -------------------------------------
                                    Title:
                                          ----------------------------------

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    EXHIBIT G
                          AGREED FORM OF PRESS RELEASE

The parties agree that a suitable and mutually agreed upon press release shall be made by Deltagen or Glaxo Wellcome as soon as possible after execution of this Collaboration Agreement. If the press release is to be made by Glaxo, Glaxo shall have the right to delay the press release until the expiration of the "quiet period" that Deltagen is subject to with respect to its initial public offering process.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.